Exhibit 99.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Duke Realty Corporation (the “Company”) on Form 10-Q for the quarter ending March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Thomas L. Hefner, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)                                  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                                  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Thomas L. Hefner
Thomas L. Hefner
President and Chief Executive Officer
May 13, 2003

A signed original of this written statement required by Section 906 has been provide to Darell E. Zink, Jr., Vice Chairman, Executive Vice President and Chief Financial Officer and will be retained by Mr. Zink and furnished to the Securities and Exchange Commission upon request.